Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2371

Dividend Income Leaders Strategy Portfolio 2024-3

Supplement to the Prospectus

On October 7, 2024, JT Group completed the acquisition of Vector Group Ltd. (VGR), resulting in the sale of the Portfolio’s shares of VGR. The Portfolio’s Sponsor has directed the reinvestment of these proceeds into the remaining securities in the Portfolio, in a manner consistent with the applicable provisions of the Standard Terms and Conditions of Trust. Accordingly, all references in the Prospectus to VGR are removed.

Supplement Dated: October 8, 2024